UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 28, 2024

QHSLab, Inc.

(Exact Name of Registrant as Specified in its Charter)

0-19041

(Commission File No.)

Nevada	30-1104301
(State of Incorporation)	(I.R.S. Employer Identification No.)

901 Northpoint Parkway Suite 302 West Palm Beach FL 33407	33407
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (929) 379-6503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	USAQ	N/A

Item 7.01 Regulation FD Disclosure.

On March 28, 2024, QHSLab, Inc. (the “Company”), issued a press release entitled “QHSLab Announces Impressive 2023 Fiscal Year Results with Growing Revenues, Improved Gross Margins, and Substantial Reduction in Net Loss.” The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

We use, and will continue to use, our website (https://usaqcorp.com), press releases, and various social media channels, including our Twitter account (https://twitter.com/qhslabinc), LinkedIn account (https://www.linkedin.com/company/65407282/), Facebook account (https://www.facebook.com/QHSLabs and Instagram account (https://www.instagram.com/qhslabs/) as additional means of disclosing public information to investors, the media and others interested in the Company. It is possible that certain information we post on our website, disseminate in press releases and on social media could be deemed to be material information, and we encourage investors, the media and others interested in the Company to review the business and financial information that we post on our website, disseminate in press releases and on the social media channels identified above, as such information could be deemed to be material information.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated March 28, 2024 – QHSLab Announces Impressive 2023 Fiscal Year Results with Growing Revenues, Improved Gross Margins, and Substantial Reduction in Net Loss
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 28, 2024

QHSLab, Inc.

/s/ Troy Grogan
Name:	Troy Grogan
Title:	CEO and Chairman